Exhibit 99.1
NASDAQ RSCR: February 2006

FORWARD-LOOKING STATEMENTS Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare's actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

MISSION STATEMENT We at ResCare are dedicated and caring people who together form a human service company providing quality supports to enhance the lives of individuals. We commit to effectively manage our resources in order to fulfill our responsibilities to the people we support, our employees, our customers and our communities. We serve with respect, compassion and skill. Building Lives, Reaching Potential.

Business Overview

Disabilities Services 0.80000000131482 Job Corps Training Services 0.142 Employment Training Services 0.051 Other 0.007 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Overview of ResCare A leading provider of residential, training, educational and support services for people with disabilities and special needs. Provides services in 36 states, Washington D.C., Canada and Puerto Rico Three operating segments: Disabilities Services Nation's largest provider of services for individuals with mental retardation or other developmental disabilities Job Corps Training Services Educational and vocational skills training to assist 16-24 year old disadvantaged youth Employment Training Services Job training and employment placement to assist people entering or re-entering the workforce LTM 9/30/05 EBITDA = $72.5 million Pro forma for the ACS WSG purchase - Disabilities Services, Job Corps, and Employment Training revenue mix is approximately 69%, 12%, and 18% respectively. Revenue Mix (LTM 9/30/05)

Special Needs Markets Disabilities Services $40 billion Job Corps and Employment Training Services & Other $40 billion Special Needs Population $80 Billion Market Opportunity

Geographic Presence

36 states, Washington, D.C., Canada & Puerto Rico



WA
ID
NV
CA
UT
AZ
CO
NM
NE
KS
OK
TX
IA
MO
LA
MS
AL
IL
WI
MI
IN
OH
KY
TN
GA
SC
NC
VA
WV
PA
NY
VT
NJ
MD
Washington, D.C.
FL
PR
Niagara-on-the-Lake, Ontario, Canada

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Family Caregivers 2600000 Other 1400000 Residential Services 460000 Waiting Lists 100000 4.6 million people with developmental disabilities in U.S. Residential Services 490,000 Waiting Lists >100,000 Family Caregivers 2.8 million Other 1.4 million 25% of family caregivers 60 years old+ Disabilities Demographics ResCare is the nations leading provider of residential, training, educational and support services for people with special needs.

ICF/MR Group Home ICF/MR Facility Periodic In-Home Services - (Double Digit Growth) (Over 40% are services to elderly) Staffed Waiver Home Host Home State Institution Supported Employment Day Habilitation Services Self Directed Services Disabilities Service Delivery Models

Disabilities Services

Services

- Social training
- Functional training
- Vocational skills training
- Supported employment
- Emotional and psychological counseling

Environments

- Day programs
- Periodic in-home services
- Group homes and supported living (4-8 individuals)
- Residential facilities (> 10 people)

Individual Support Plan



Example Goals

- Personal hygiene: brush teeth
- Functional: shopping, taking the bus
- Vocational training
- Supported employment

Professional Team

- Qualified mental retardation professional
- Support/service coordinators
- Physicians
- Psychologists
- Therapists
- Social workers
- Direct support professionals

Support Systems

- Human resources information system
- HCS billing system
- Kronos time and attendance system
- "Best In Class" quality assurance system
- ResCare quality way

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Disabilities Services - Regional Operating Structure Executive Director Program Directors Finance Director Human Resources Accounts Payable Accounts Receivable/Billing House Manager Direct Support Professionals CORE OFFICE

Disabilities Services Facilities and Persons Served

Job Corps Training Services Second largest Job Corps contractor with 30 years experience Highest rated operator of Job Corps programs 17 centers in 9 states and Puerto Rico providing training services to approximately 7,000 people each day Low capital intensity Funding from the Department of Labor

Employment Training Services In January 2003, entered Employment Training Services market through acquisition of Arbor E&T which had 20 years of experience. Entered One-Stop market in December 2004 and have since become the largest One-Stop operator effective with the ACS WSG purchase in January 2006. Completed purchase of ACS Workforce Services Group in January 2006. Annualized revenues of approximately $165 million. Over 150 career centers serving under-skilled persons in 15 states on a continuing basis with a goal of employment. Low capital intensity. Funding primarily from HHS and DOL to local and state agencies.

Revenue Growth and Reimbursement

Revenue Growth - 2006 ACS WSG purchase completed January 2006 - $165 million revenue in 2006 Overall target for organic growth of 3-4% annually, driven primarily by periodic services growth and various contract awards. Periodic in-home services - double digit growth trend expected to continue WeCare New York program increasing from $14 million in 2005 to approximately $25 million in 2006. Continue tuck-in transactions Reimbursement rate increases 2006 guidance includes current trend of 1% Increase generally effective third quarter of 2006

Acquisition Successes in 2005 and 2006 Targets are primarily smaller home care providers with higher margins Target acquisition purchase price to EBITDA ratio of 4.0x - 5.0x Opportunistically pursue larger acquisitions that meet long-term strategic goals Tuck-ins represent contra-cyclical opportunity 2003 completed 15 tuck-ins; annualized revenues $11 million 2004 completed 10 tuck-ins; annualized revenues $20 million 2005 Acquisitions ($ in millions) 2006 Acquisition - ACS Workforce Service Group - Revenue of approximately $165 million providing one-stop services for job seekers

Disabilities Services Medicaid reimbursement in 28 state programs, no Medicare Each state has own reimbursement system State budgets have improved due to increased tax receipts Flat rates in 2002-2004, received approximately 1% rate increase in third quarter of 2005 Top 5 states Texas, Indiana, North Carolina, Kentucky, Georgia Company cost efficiencies reduce impact of rate fluctuations on growth and profitability Strong support Legislation Courts Arc Reimbursement Landscape Medicaid 0.78 Dept. of Labor 0.14 Others 0.08 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16

Historical Financial Overview

0.038 0.045 0.049 0.07 2002 2003 2004 LTM 9/30/05 EBITDAR 920 961 1009 1065 Steady Revenue Growth - Recently Accelerating 3.8% 4.5% 7.0% 4.9% ($ in millions) Revenue % growth 1LTM 9/30/05 % is over LTM 9/30/04.

* Results exclude non-recurring items (2002) and refinancing costs (2003). 2002 2003 2004 LTM 3/05 LTM 9/30/05 EBITDA 55 60 65 66 72 EBITDAR 86 95.1 102.2 104 112 9.4% 9.9% 10.1% 10.5% EBITDA & EBITDAR Growth Consistent and Accelerating 6.0% 6.2% 6.4% 6.8% ($ in millions) (% of revenue) EBITDA EBITDAR

Business Segments LTM 9/30/05 ($ in millions)

Historical Balance Sheet ($ in millions) * Target Total Debt / EBITDA is 2.5x or lower.

Summary of Outstanding Debt / Credit Availability $150 million 7.75% Senior Unsecured Notes due October 2013 $175 million Senior Secured Revolving Credit Facility Maturity is October 2010 Beginning margin is 175 bps with leverage based grid Also contains a $50 million accordion feature $60 million outstanding letters of credit as of 12/31/05 No borrowings as of 12/31/05 January 2006 purchase of ACS WSG partially funded by availability on revolver

FY 2003 FY 2004 LTM 9/05 Guidance 20053 Guidance 2006 Revenue $ 961 $ 1,009 $1,065 $1,100 - 1,130 $1,320 - 1,350 Diluted EPS2 $0.60 $0.73 $0.87 $0.89 - 0.91 $1.13 - 1.18 Actual results exclude specified items. Excludes impact of accounting for non-cash beneficial conversion feature. (3) Guidance as of December 16, 2005. HISTORICAL OPERATING RESULTS ($ in millions except EPS)

$ 112.4 $ 0.87 --- --- $ 0.87 RECONCILIATION NON-GAAP INFORMATION Net income Add: Specified Items: Capital/Refinancing related Less: Tax effect of specified items Non-GAAP net income Add: Depreciation and amortization Interest expense, net Income taxes EBITDA Facility rent EBITDAR EPS as reported Specified items above Non-cash beneficial conversion feature Non-GAAP EPS ($ in millions, except EPS) FY 2004 $ 21.5 --- --- 21.5 12.2 19.7 11.3 64.7 37.5 $ 102.2 $ 0.23 --- 0.50 $ 0.73 $ 95.1 $ 0.54 0.06 --- $ 0.60 FY 2003 $ 13.4 2.2 (0.8) 14.8 12.3 24.3 8.3 59.7 35.4 LTM 9/05 $ 27.5 --- --- 27.5 13.5 18.5 13.0 72.5 39.9

Investment Considerations

Key Investment Considerations Improving margins Operating margins have increased as cost efficiencies are realized and growth is targeted toward higher margin periodic in-home services 100 bps margin improvement since beginning of 2002 Cash flow generation driven by superior operational capabilities along with manageable capital expenditure and working capital requirements DSO days have remained consistent and predictable while ResCare has enjoyed significant growth YTD insurance cost is 40 bps lower than actual cost for same period 2004 Improving insurance environment Better, stronger credit Best in class compliance, risk management and training programs ResCare has reduced Total Debt/EBITDA from 4.9x at the beginning of 2002 to 2.2x at LTM 9/30/05 while operating in a flat reimbursement environment and while enacting significant organic and modest acquisition growth Strong cash flow Consistent and predictable DSO trend Reduced insurance expense Significant deleveraging Leading special needs provider ResCare has grown revenue 20% from the beginning of 2002 to LTM 9/30/05 primarily through organic growth in spite of a flat reimbursement rate environment Revenue is diversified over 28 different state Medicaid programs Large, under penetrated demand, high occupancy rates Significant growth in periodic in-home services and employment training

NASDAQ RSCR: February 2006